3. Significant Accounting Policies: Loss Per Share (Policies)	12 Months Ended
Jul. 31, 2019
Policies
Loss Per Share

(f)     Loss Per Share

Basic loss per share is computed using the weighted average number of common shares outstanding during the period. The treasury stock method is used for the calculation of diluted loss per share, whereby all “in-the-money” stock options, share purchase warrants and convertible preferred shares are assumed to have been exercised at the beginning of the period and the proceeds from their exercise are assumed to have been used to purchase common shares at the average market price during the period. When a loss is incurred during the period, basic and diluted loss per share are the same as the exercise of stock options,  share purchase warrants and convertible preferred shares are considered to be anti-dilutive.